UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): March 16, 2001

                    Newport International Group Inc.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)

    Delaware                    0-30587                    23-3030650
 ---------------              ------------             -------------------
 (State or other              (Commission                (IRS Employer
 jurisdiction of              File Number)             Identification No.)
 incorporation)

          11863 Wimbledon Circle, #418, Wellington, FL 33414
          ---------------------------------------------------
          (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code:  (561) 389-6725

ITEM 4.  CHANGES IN ISSUER'S CERTIFYING ACCOUNTANT.

     On March 16, 2001, H. Timothy Woo & Co., CPAs, was replaced as principal accountant to audit the financial statements of the Company.

     The Company has retained J.P. Spillane, CPA, on March 16,
2001, to act as principal accountants to audit financial statements for the Company.

     (i)   The former accountant was replaced on March 16, 2001.

     (ii) Said principal accountant's reported on the financial statements for the period from inception (December 27, 1999) through April 30, 2000 did not contain an adverse opinion or disclaimer of opinion nor was the same qualified or modified as to uncertainty audit scope, or accounting principles.

     (iii) The decision to change accountants was recommended and approved by the Board of Directors of the Company on March 16, 2001.

     (iv) During the Company's recent fiscal year and through the day of dismissal on March 16, 2001, there were no disagreements between H. Timothy Woo & Co., CPAs, the former accountant and the Company on any matter of accounting principals or practices, financial statements disclosures or auditing scope or procedure.

     The new independent accountant has been engaged as the principal accountant to audit the Company's financial statements. The newly engaged accountant is the firm of J.P. Spillane, CPA, and was retained on March 16, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

         (c)  EXHIBITS.  The following Exhibits are filed herewith:


            Exhibit Number                  Description
            --------------      -------------------------------------
                16.0            Letter to H. Timothy Woo & Co., CPAs,
                                dated March 16, 2001.

                99.0            Accountant's Letter to the Securities
                                and Exchange Commission.



                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Newport International Group Inc.


Date: March 19, 2001               By: /s/ Soloman Lam
                                   -------------------------------
                                   Soloman Lam, President, CEO
                                   and Chairman of Board Directors